Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
HZO, Inc. and Subsidiaries
Income Taxes
Income Taxes
17.	Income Taxes

Income taxes have been computed using the asset and liability method in accordance with ASC 740 “Income Taxes”. The Company computes its interim provision for income taxes by applying the estimated annual effective tax rate method. The Company estimates an annual effective tax rate of 0% for the year ending December 31, 2026. The total tax expense or (benefit) during the three months ended March 31, 2026 and 2025, was approximately $0.0 million and $(0.3) million, respectively. The income tax expense (benefit) differs from the statutory federal rate primarily due to the change in valuation allowance recorded against the deferred tax assets, as well as state income taxes and permanent non-deductible and non-taxable items.

The Company incurred losses for the three month period ended March 31, 2026 and is forecasting additional losses through the year, resulting in an estimated net loss for both financial statement and tax purposes for the year ending December 31, 2026. Due to the Company’s history of losses, the Company has provided a full valuation allowance against its net deferred tax assets, since realization of these benefits is not more likely than not.

At March 31, 2026, the Company had no unrecognized tax benefits that would affect the Company’s effective tax rate if recognized.

16.	Income Taxes

The Company’s loss before income taxes is as follows:

	2025	2024

United States	$(9,510,124)	$(16,408,351)
Foreign	(6,358,437)	(6,318,707)
Loss before income taxes	$(15,868,561)	$(22,727,058)

The Company reported a ($240,355) income tax benefit for the year ended December 31, 2025, compared to income tax benefit of ($635,631) for the year ended December 31, 2024. The components of the income tax provision (benefit) are as follows:

	2025	2024
Current
U.S. Federal	$—	$—
State	—	—
Foreign	(185,545)	(310,398)
	(185,545)	(310,398)

Deferred
U.S. Federal	—	—
State	—	—
Foreign	(54,810)	(325,233)
	(54,810)	(325,233)
Provision (benefit) for income taxes	$(240,355)	$(635,631)

A reconciliation of the provision for income taxes to the amount computed by applying the 21% statutory U.S. federal income tax rate to income before income taxes after the adoption of ASU 2023-09 is as follows:

	2025
	Amount	Percent
Tax at U.S. federal statutory rate	(3,332,398)	21.0%
State income tax, net of federal benefit	—	—%
Foreign tax effects
China
Statutory tax rate difference	(109,018)	0.7%
Changes in valuation allowance	(970,355)	6.1%
GAAP to statutory adjustments	594,878	(3.8)%
Entity dissolution deferred tax adjustment	935,285	(5.9)%
Other	(214,391)	1.4%
Hong Kong
Statutory tax rate difference	180,561	(1.1)%
Other	116,834	(0.7)%
Vietnam
Statutory tax rate difference	30,531	(0.2)%
Changes in valuation allowance	288,743	(1.8)%
Expiration of NOL carryforward	244,434	(1.5)%
Other	77,434	(0.5)%
Other foreign jurisdictions
Other	(80,019)	0.5%
Changes in valuation allowances	1,230,130	(7.8)%
Nontaxable and nondeductible items
Amortization of debt discount and deferred financing fees	744,869	(4.7)%
Other	22,127	(0.2)%
Effective tax rate	(240,355)	1.5%

For the year ended December 31, 2024 and prior to the adoption of ASU 2023-09, the provision (benefit) for income taxes differs from the amount computed at U.S. federal statutory rates mainly due to increases in valuation allowances in various jurisdictions, nontaxable and nondeductible items, and expiration of foreign NOL carryforwards.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred income tax assets (liabilities) are as follows as of December 31:

	2025	2024
Deferred Tax Assets
Net operating losses	$38,834,791	$38,769,005
Disallowed interest expense carryforward	738,848	—
Intangible assets	1,067,412	1,133,201
Other assets	1,207,085	1,508,792
Depreciable assets	812,902	886,620
Deferred revenue	—	28,459
Valuation allowance	(41,738,026)	(41,012,328)

Net Deferred Tax Assets	923,012	1,313,749

Deferred Tax Liabilities
Depreciable assets	461,639	795,938
Other liabilities	461,373	571,607

Net Deferred Tax Liabilities	923,012	1,367,545

Deferred Tax Liability, net	$—	$(53,796)

The Company has net operating loss (“NOL”) carryforwards available in various jurisdictions to offset future taxable income as of December 31, 2025. The Company had cumulative U.S. federal net operating loss carryforwards of approximately $132,900,000 and $126,500,000 as of December 31, 2025 and 2024, respectively. The Company had cumulative state net operating loss carryforwards of approximately $91,400,000 and $91,000,000 as of December 31, 2025 and 2024, respectively. The Company had cumulative foreign net operating loss carryforwards of approximately $31,300,000 and $34,400,000 as of December 31, 2025 and 2024, respectively. The losses will begin to expire in 2026.

The Company’s ability to utilize its NOL carryforwards may be substantially limited due to ownership changes that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has not completed a study to assess whether one or more ownership changes have occurred since the Company became a loss corporation under the definition of Section 382. If the Company has experienced an ownership change as defined under Section 382, utilization of the NOL or R&D credit carryforwards would be subject to an annual limitation. Any such limitation may result in the expiration of a portion of the NOL carryforwards before utilization. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operations of the Company.

Under U.S. GAAP, deductible temporary book to tax differences may generally only be recognized to the extent future taxable income will be generated to realize the deductions. Management does not believe sufficient evidence exists at December 31, 2025 or 2024 to fully recognize the Company’s net deductible temporary book to tax differences. A valuation allowance has been established as follows to reduce the Company’s deductible temporary differences:

	2025	2024

Valuation allowance	$(41,738,026)	$(41,012,328)

The Company applies the provisions of ASC 740 related to the recognition of uncertain tax positions. The Company had $500,000 of reserves recorded for unrecognized tax positions at December 31, 2025 and 2024. The Company evaluated its material tax positions and determined that they do not have any interest or penalties associated with its positions. The Company’s policy is to recognize interest and penalties accrued on uncertain tax positions as part of income tax expense. There were no uncertain tax positions as of December 31, 2025 and 2024 that would impact the effective tax rate if recognized, and as such, no interest or penalties were recorded to income tax expense.